                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):DECEMBER 15, 1998

               HOME IMPROVEMENT AND HOME EQUITY LOAN TRUST 1998-B
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

          MINNESOTA                  33-55853              APPLIED FOR
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(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)

 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
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  (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (612) 293-3400

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

         Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Trust (N.A.) (the "Trustee"), on December 15, 1998, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                  EXHIBIT NO.      DESCRIPTION
                  -----------      -----------

                      99.1         Monthly Report delivered to
                                   Certificateholders on
                                   December 15, 1998.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 1998

                                       HOME IMPROVEMENT AND HOME EQUITY
                                       LOAN TRUST 1998-B

                                      By  GREEN TREE FINANCIAL CORPORATION
                                          as Servicer with respect to the Trust

                                      By: /S/PHYLLIS A. KNIGHT
                                          --------------------
                                          Phyllis A. Knight
                                          Senior Vice President and Treasurer

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                                                                     PAGE
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 99.1          Monthly Report delivered to Certificateholders               5
               on December 15, 1998.